July 14, 1997
                      DREYFUS ASSET ALLOCATION FUND, INC.
                           SUPPLEMENT TO PROSPECTUS
                            DATED AUGUST 21, 1996
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION
CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."
        The primary portfolio manager is Kevin M. McClintock. He has been employed by The Dreyfus Corporation since November 1995 and has been a portfolio manager of the Fund since May 1996. From 1993 through October 1995, Mr. McClintock was Managing Director, Fixed Income Investments, for Aeltus Investment Management, Inc., a subsidiary of the Aetna Corporation. Prior thereto, he was employed in various capacities by the Aetna Corporation and its subsidiaries, including head of Separate Account Portfolio Management for Aetna.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "FORWARD COMMITMENTS."
        FORWARD COMMITMENTS _ The Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to

                          (CONTINUED ON REVERSE SIDE)

increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Fund have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
                                                                    AAFs071497